Exhibit 32.2

Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, ANTHONY D. HARNETT, Senior Vice President, Chief Accounting Officer and Interim Chief Financial Officer of Selective Insurance Group, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report on Form 10-Q of the Company for the quarterly period ended June 30, 2024 (the “Form 10-Q”), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	July 26, 2024	By: /s/ Anthony D. Harnett
Anthony D. Harnett
Senior Vice President, Chief Accounting Officer and Interim Chief Financial Officer